Exhibit 10.18

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

January 4, 2007

John A, Keller

Incyte Corporation

Experimental Station-E336/228

Route 141 & Henry Clay Road

Wilmington, DE  19880

Re:         Amendment No. 1 to Note Purchase Agreement

Dear Mr. Keller,

This letter makes reference to the Note Purchase Agreement (the “Note Purchase Agreement”), dated as of November 18, 2005, between Incyte Corporation (“Incyte”) and Pfizer Overseas Pharmaceuticals. (“Pfizer”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Note Purchase Agreement.

Incyte and Pfizer hereby agree that the last sentence of Section 2.1(b) of the Note Purchase Agreement shall be amended and restated as set forth below:

“The Company shall have the right to exercise its option pursuant to this Section 2.1(b) at any time (x) after the first date on which the Company can lawfully test a given indication in humans pursuant to the filing of the first IND for an Incyte Compound under the License Agreement and prior to September 28, 2007 and (y) the delivery by the Company to the Investor of written confirmation that the Company will use commercially reasonable efforts to continue clinical development of the Incyte Compound referred to in clause (x) (the satisfaction of the matters specified in clauses (x) and (y), the “Second Tranche Trigger Date”) by delivering to the Investor written notice of its election to issue the Additional Note.”

Except as otherwise specifically stated herein, all other terms of the Note Purchase Agreement remain in full force and effect.

This letter amendment shall be governed by and construed under the laws of the State of New York (irrespective of its choice of law principles).

This letter amendment may be signed in one or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

Please sign below to confirm your agreement with the foregoing.

Sincerely,
Pfizer Overseas Pharmaceuticals
/s/ PETER DUFFY
		Name:	PETER DUFFY
		Title:	DIRECTOR
/s/ PAUL DUFFY
		Name:	PAUL DUFFY
		Title:	DIRECTOR
Accepted and agreed on behalf of
Incyte Corporation:
/s/ PATRICIA A. SCHRECK
Name:	PATRICIA A. SCHRECK
Title:	GENERAL COUNSEL